UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Item 1. Report to Stockholders.

Jensen Investment Management®

the Jensen Portfolio

Class J Shares – JENSX
Class I Shares – JENIX
Class R Shares – JENRX

Semi-Annual Report, November 30, 2010

Uncompromising Quality.

the Jensen Portfolio

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS:

The Jensen Portfolio -- Class J Shares – returned 8.01% for the six months ended November 30, 2010, compared to a return of 9.50% over this period for the Standard & Poor’s 500 Index. Please see pages 3 through 5 of this report for complete standardized performance information for the Portfolio.

Market Perspective

Over the last six months, U.S. equity markets delivered positive returns as led by the Energy and Materials sectors. These returns were in contrast to the negative returns seen earlier in the calendar year when markets took a break from the robust rebound in 2009.

In delivering stronger returns, markets were led by small and mid-capitalization companies as the stocks of these companies outpaced stocks of large capitalization companies. Investors appeared to be increasing their appetite for risk and lower yielding stocks despite uncertainties remaining within the global economy. These concerns include the economy’s overall health, as well as chronically high unemployment, weak consumer spending and increased government spending.

The Effect at Jensen

At Jensen, stock selection added value in the Industrials, Financials and Consumer Discretionary sectors, while stock selection in the Health Care and Consumer Staples sectors detracted from returns. Additionally, the Energy sector provided a significant headwind to performance as energy prices have begun to rise again leading to outsized performance. The Jensen Portfolio does not maintain any presence in the Energy sector as few companies meet Jensen’s strict investment discipline performance criteria.

Leading contributors to performance during this period were Cognizant Technology Solutions, a leading provider of information technology outsourcing services for firms in North America, Europe and Asia, Oracle Corporation and Omnicom Group. Cognizant and Oracle continue to benefit from an improving IT environment as companies seek to maintain and enhance business efficiencies within a difficult macro environment.

Detracting from portfolio performance were Adobe and Medtronic who both suffered negative market reactions related to lowered performance expectations stemming from the economy. Both quality companies have individually shown good business performance on the back of new products and innovations. At the same time, industry and economic dynamics caused both to temper expectations somewhat for future growth. At Jensen, we are constantly assessing and reassessing the opportunities and outlooks for our businesses. While Adobe and Medtronic lowered near-term expectations, we believe these companies’ prospects remain bright and that business performance should continue to be robust given both companies continued investments in future growth opportunities.

Portfolio Changes

While there were no changes in the actual companies within The Jensen Portfolio over the six months ended November 30, 2010, the investment committee constantly strives to enhance performance through ongoing fundamental analysis of the companies and their underlying valuation relative to the market. Position sizes are therefore increased or decreased to take advantage of potential opportunities identified by the investment committee.

The Jensen Outlook

Business clarity has improved in recent months. Yet the recent bullish trends do not appear to be entirely supported by economic reality. Although some improvement has taken place, unemployment, housing, banking and sovereign debt issues remain. At Jensen, we expect that it will be some time before investors will see these issues subside.

We do, however, believe that opportunities to invest in high-quality companies at attractive prices still exist. Our investment expectations do not rely on robust consumer spending or on aggressive capital spending by businesses, although improvements in these two areas would be a plus. Expectations for our portfolio companies reflect increasing investments in developing markets – which we believe should enjoy faster growth than in the United States -- as well as improving revenues, continuing low interest rates and steadily improving economies during 2011. Earnings should be enhanced through operating leverage created from past cost control efforts and new efficiencies.

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the Jensen Portfolio

Additionally, many high-quality companies possess strong balance sheets with significant cash balances, debt capacity and cash flows. These resources are used to reinvest for growth, whether such growth is achieved organically or through acquisitions. These companies also have tended to produce a high and consistent return on equity and a high return on invested capital relative to the current low costs of capital. These characteristics have the strong potential to create significant shareholder value.

We do not expect the market to appreciate at rates seen after the collapse of the markets. We do expect companies in The Jensen Portfolio to continue to perform at high levels and produce growing cash flows over time, while retaining their financial strength and earnings quality. We believe that the market will reflect these improvements over time.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 2010 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Must be preceded or accompanied by a prospectus for the Fund.

Quasar Distributors, LLC, Distributor.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2010

	1 YEAR	3 YEARS	5 YEARS	1O YEARS
the Jensen Portfolio - Class J	8.32	-1.49	3.33	2.30
S&P 500 Stock Index	9.94	-5.15	0.98	0.81

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2000 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2010

	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class R	8.10	-1.72	3.08	4.14
S&P 500 Stock Index	9.94	-5.15	0.98	4.55

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2010

	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class I	8.67	-1.20	3.59	4.62
S&P 500 Stock Index	9.94	-5.15	0.98	4.55

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

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the Jensen Portfolio

Statement of Assets & Liabilities

November 30, 2010 (UNAUDITED)

Assets:

Investments, at value (cost $2,671,403,422)	$3,205,317,237
Income receivable	5,411,973
Receivable for capital stock issued	13,259,388
Other assets	121,324
Total Assets	3,224,109,922

Liabilities:
Payable to Investment Adviser	1,367,664
Payable for investments purchased	6,321,807
Payable for capital stock redeemed	1,907,731
Accrued distribution fee	786,957
Other accrued expenses	1,067,118
Total Liabilities	11,451,277
NET ASSETS	$3,212,658,645

NET ASSETS CONSIST OF:
Capital stock	2,778,830,880
Unrealized appreciation on investments	533,913,815
Accumulated undistributed net investment income	6,983,559
Accumulated undistributed net realized loss	(107,069,609)
Total Net Assets	$3,212,658,645

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$2,026,542,408
Shares outstanding	79,050,079
Net Asset Value Per Share
(2,000,000,000 shares authorized, $.001 par value)	$25.64

Class R Shares:
Net assets	$15,342,742
Shares outstanding	600,492
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$25.55

Class I Shares:
Net assets	$1,170,773,495
Shares outstanding	45,630,341
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$25.66

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	7

the Jensen Portfolio

Schedule of Investments

November 30, 2010 (UNAUDITED)
(showing percentage of total net assets)

SHARES		VALUE
	Common Stocks - 98.69%

	Aerospace & Defense - 4.75%
2,026,000	United Technologies
	Corporation	$152,497,020

	Air Freight & Logistics - 2.07%
903,000	C H Robinson Worldwide, Inc.	66,560,130

	Beverages - 7.75%
1,562,000	The Coca-Cola Company	98,671,540
2,325,000	PepsiCo, Inc.	150,264,750
		248,936,290
	Capital Markets - 4.77%
2,627,000	T. Rowe Price Group, Inc.	153,232,910

	Chemicals - 5.38%
1,219,000	Ecolab, Inc.	58,280,390
1,245,000	Praxair, Inc.	114,602,250
		172,882,640
	Electrical Equipment - 4.39%
2,558,100	Emerson Electric Co.	140,874,567

	Electronic Equipment,
	Instruments & Components - 2.55%
1,636,200	Amphenol Corporation	81,859,086

	Food & Staples Retailing - 1.95%
2,154,000	Sysco Corporation	62,509,080

	Health Care Equipment & Supplies - 12.05%
1,116,000	CR Bard, Inc.	94,692,600
4,464,400	Medtronic, Inc.	149,691,332
2,848,000	Stryker Corporation	142,656,320
		387,040,252
	Household Products - 8.44%
884,000	The Clorox Company	54,640,040
1,360,000	Colgate-Palmolive Company	104,108,000
1,843,000	The Procter & Gamble
	Company	112,552,010
		271,300,050
	Industrial Conglomerates - 4.71%
1,803,500	3M Co.	151,457,930

	IT Services - 8.91%
2,332,500	Automatic Data
	Processing, Inc.	103,959,525
1,578,000	Cognizant Technology
	Solutions Corporation (a)	102,538,440
2,798,000	Paychex, Inc.	79,854,920
		286,352,885
	Life Sciences Tools & Services - 2.74%
1,144,000	Waters Corporation (a)	87,939,280

	Media - 4.92%
3,477,000	Omnicom Group, Inc.	157,994,880

	Pharmaceuticals - 6.27%
2,977,000	Abbott Laboratories	138,460,270
1,025,500	Johnson & Johnson	63,119,525
		201,579,795
	Professional Services - 3.94%
3,660,000	Equifax, Inc.	126,672,600

	Software - 13.10%
5,092,000	Adobe Systems, Inc. (a)	141,201,160
6,076,000	Microsoft Corporation	153,175,960
4,682,000	Oracle Corporation	126,601,280
		420,978,400
	Total Common Stocks
	(Cost $2,636,753,980)	3,170,667,795

	Short Term Investments - 1.08%

	Money Market Funds - 1.08%
34,649,442	Fidelity Institutional Money
	Market Fund - Government
	Portfolio, 0.05% (b)	34,649,442
	Total Short Term Investments
	(Cost $34,649,442)	34,649,442

	Total Investments (Cost
	$2,671,403,422) - 99.77%	3,205,317,237

	Other Assets in Excess of
	Liabilities - 0.23%	7,341,408
	TOTAL NET ASSETS -
	100.00%	$3,212,658,645

(a)	Non-income producing security.
(b)	Variable rate security. The rate listed is as of November 30, 2010.

8	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Statement of Operations

Six Months Ended November 30, 2010 (UNAUDITED)

Investment Income:

Dividend income	$30,895,669
Interest income	11,776
30,907,445

Expenses:

Investment advisory fees	7,255,123
12b-1 fees - Class J	2,358,028
Sub transfer agent expense - Class J	800,411
Administration fees	524,951
Shareholder servicing fees - Class I	150,325
Custody fees	124,149
Transfer agent fees - Class J	122,331
Reports to shareholders - Class J	118,299
Federal and state registration fees	93,021
Fund accounting fees	90,648
Directors' fees and expenses	79,413
Transfer agent expenses	62,790
Professional fees	47,685
Other	33,696
12b-1 fees - Class R	33,650
Reports to shareholders - Class I	8,658
Reports to shareholders - Class R	2,004
Transfer agent fees - Class I	1,647
Transfer agent fees - Class R	825
Total expenses	11,907,654

NET INVESTMENT INCOME	18,999,791

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:

Net realized gain on investment
transactions	8,954,969
Change in unrealized appreciation on
investments	197,876,037

Net gain on investments	206,831,006

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$225,830,797

Statements of Changes in Net Assets

	SIX MONTHS
	ENDED NOV. 30, '10	YEAR ENDED
	(UNAUDITED)	MAY 31, '10
Operations:
Net investment income	$18,999,791	$23,493,187
Net realized gain on
investment transactions	8,954,969	25,737,399
Change in unrealized
appreciation on
investments	197,876,037	323,785,262
Net increase in net
assets resulting from
operations	225,830,797	373,015,848

Capital Share Transactions:
Proceeds from
shares sold - Class J	327,707,301	580,796,998
Proceeds from
shares sold - Class R	3,345,885	7,988,797
Proceeds from
shares sold - Class I	344,661,199	589,099,767
Reinvestment of distributions
from income - Class J	9,197,764	16,101,726
Reinvestment of distributions
from income - Class R	54,421	89,865
Reinvestment of distributions
from income - Class I	5,595,519	5,350,089
Payment for shares
redeemed - Class J	(221,959,376)	(453,881,722)
Payment for shares
redeemed - Class R	(1,544,682)	(5,128,432)
Payment for shares
redeemed - Class I	(84,378,737)	(122,660,025)
Net increase	382,679,294	617,757,063

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment income - Class J	(9,499,247)	(16,724,991)
Net investment income - Class R	(54,421)	(89,865)
Net investment income - Class I	(6,426,227)	(5,775,517)
Total dividends and
distributions	(15,979,895)	(22,590,373)

INCREASE IN NET ASSETS	592,530,196	968,182,538

NET ASSETS:
Beginning of period	2,620,128,449	1,651,945,911
End of period (including
undistributed net
investment income of
$6,983,559 and $3,963,663,
respectively)	$3,212,658,645	$2,620,128,449

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	9

the Jensen Portfolio

Financial Highlights

Class J

	SIX MONTHS
	ENDED
	NOV. 30, '10	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, '10	MAY 31, '09	MAY 31, '08	MAY 31, '07	MAY 31, '06
Per Share Data:
Net asset value, beginning of period	$23.86	$19.47	$26.91	$28.53	$24.37	$23.79

Income from investment operations:
Net investment income	0.15	0.24	0.30	0.27	0.22	0.22
Net realized and unrealized gains (losses)
on investments	1.76	4.39	(6.78)	(1.42)	4.16	0.56
Total from investment operations	1.91	4.63	(6.48)	(1.15)	4.38	0.78

Less distributions:
Dividends from net investment income	(0.13)	(0.24)	(0.31)	(0.26)	(0.22)	(0.20)
Dividends from net realized capital gains.	—	—	(0.65)	(0.21)	—	—
Total distributions.	$(0.13)	$(0.24)	$(0.96)	$(0.47)	$(0.22)	$(0.20)
Net asset value, end of period	$25.64	$23.86	$19.47	$26.91	$28.53	$24.37
Total return(1)	8.01%	23.85%	-23.90%	-4.08%	18.05%	3.30%

Supplemental data and ratios:
Net assets, end of period (000's)	$2,026,542	$1,776,091	$1,340,826	$1,706,765	$1,963,520	$1,764,212

Ratio of expenses to average net assets(2)	0.93%	0.92%	0.86%	0.85%	0.85%	0.85%

Ratio of net investment income to
average net assets(2)	1.20%	1.04%	1.47%	0.95%	0.83%	0.85%

Portfolio turnover rate(1)	3.50%	12.33%	23.59%	8.25%	13.77%	10.20%

(1)	Not annualized for the six months ended November 30, 2010.

(2)	Annualized for the six months ended November 30, 2010.

10	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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Financial Highlights

Class R

	SIX MONTHS
	ENDED
	NOV. 30, '10	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, '10	MAY 31, '09	MAY 31, '08	MAY 31, '07	MAY 31, '06
Per Share Data:
Net asset value, beginning of period	$23.78	$19.40	$26.81	$28.43	$24.29	$23.71

Income from investment operations:
Net investment income	0.12	0.20	0.23	0.22	0.15	0.14
Net realized and unrealized gains (losses)
on investments	1.75	4.37	(6.75)	(1.44)	4.14	0.59
Total from investment operations	1.87	4.57	(6.52)	(1.22)	4.29	0.73

Less distributions:
Dividends from net investment income	(0.10)	(0.19)	(0.24)	(0.19)	(0.15)	(0.15)
Dividends from net realized capital gains	—	—	(0.65)	(0.21)	—	—
Total distributions	(0.10)	(0.19)	(0.89)	(0.40)	(0.15)	(0.15)
Net asset value, end of period	$25.55	$23.78	$19.40	$26.81	$28.43	$24.29
Total return(1)	7.89%	23.59%	-24.10%	-4.34%	17.73%	3.07%

Supplemental data and ratios:
Net assets, end of period (000's)	$15,343	$12,533	$7,562	$18,662	$22,272	$21,100

Ratio of expenses to average net assets(2)	1.11%	1.12%	1.13%	1.10%	1.10%	1.10%

Ratio of net investment income to average
net assets(2)	1.02%	0.83%	1.18%	0.70%	0.58%	0.60%

Portfolio turnover rate(1)	3.50%	12.33%	23.59%	8.25%	13.77%	10.20%

(1)	Not annualized for the six months ended November 30, 2010.

(2)	Annualized for the six months ended November 30, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	11

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Financial Highlights
Class I

	SIX MONTHS
	ENDED
	NOV. 30, '10	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, '10	MAY 31, '09	MAY 31, '08	MAY 31, '07	MAY 31, '06
Per Share Data:
Net asset value, beginning of period	$23.88	$19.48	$26.91	$28.53	$24.38	$23.80

Income from investment operations:
Net investment income	0.19	0.34	0.37	0.30	0.25	0.24
Net realized and unrealized gains (losses)
on investments	1.76	4.36	(6.80)	(1.38)	4.16	0.59
Total from investment operations	1.95	4.70	(6.43)	(1.08)	4.41	0.83

Less distributions:
Dividends from net investment income	(0.17)	(0.30)	(0.35)	(0.33)	(0.26)	(0.25)
Dividends from net realized capital gains	—	—	(0.65)	(0.21)	—	—
Total distributions.	(0.17)	(0.30)	(1.00)	(0.54)	(0.26)	(0.25)
Net asset value, end of period	$25.66	$23.88	$19.48	$26.91	$28.53	$24.38
Total return(1)	8.19%	24.21%	-23.71%	-3.86%	18.23%	3.56%

Supplemental data and ratios:
Net assets, end of period (000's)	$1,170,773	$831,505	$303,557	$343,250	$341,589	$309,587

Ratio of expenses to average net assets(2)	0.61%	0.61%	0.61%	0.61%	0.65%	0.67%

Ratio of net investment income to average
net assets(2)	1.52%	1.33%	1.72%	1.20%	1.03%	1.03%

Portfolio turnover rate(1)	3.50%	12.33%	23.59%	8.25%	13.77%	10.20%

(1)	Not annualized for the six months ended November 30, 2010.

(2)	Annualized for the six months ended November 30, 2010.

12	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Notes to the Financial Statements

November 30, 2010 (UNAUDITED)

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc. (the “Fund”) was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee; Class R shares are subject to a 0.50% 12b-1 fee and Class I shares are subject to up to a 0.10% shareholder servicing fee, as described in each Class‘ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fee, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Investments in open end and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund invests only in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund. There were no securities valued using the fair value procedures by the Board of Directors as of November 30, 2010.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2010, undistributed net investment income was increased by $701 and accumulated net realized gain was decreased by $701.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the period ended May 31, 2010. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2010, open Federal tax years include the tax years ended May 31, 2008 through 2010. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Fair Value Measurement - The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily

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the Jensen Portfolio

available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Common Stocks*	$3,170,667,795	$3,170,667,795	$—	$—
Money Market
Funds	$34,649,442	$34,649,442	$—	$—
Total Investments	$3,205,317,237	$3,205,317,237	$—	$—

*	For further information regarding security characteristics, please see the Schedule of Investments.

The Fund did not hold any investments during the six-months ended November 30, 2010 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. The Fund did not hold any derivative instruments during the reporting period.

d) Distributions to Shareholders – Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

e) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Guarantees and Indemnifications – Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets. Transfer Agent Fees and Reports to Shareholders are allocated based on the number of shareholder accounts in each class. Sub-Transfer Agency Fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 Fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder Servicing Fees are expensed at up to 0.10% of the average daily net assets of Class I shares.

h) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund may invest in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

i) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

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the Jensen Portfolio

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	SIX MONTHS
	ENDED
	NOV. 30, '10	YEAR ENDED
	(UNAUDITED)	MAY 31, '10
Class J
Shares sold	13,318,993	24,686,314
Shares issued to holders in
reinvestment of dividends	375,876	704,722
Shares redeemed	(9,092,841)	(19,820,585)
Net increase	4,602,028	5,570,451
Shares outstanding:
Beginning of period	74,448,051	68,877,600
End of period	79,050,079	74,448,051

Class R
Shares sold	134,094	353,425
Shares issued to holders in
reinvestment of dividends	2,231	3,932
Shares redeemed	(62,969)	(220,096)
Net increase	73,356	137,261
Shares outstanding:
Beginning of period	527,136	389,875
End of period	600,492	527,136

Class I
Shares sold	14,082,852	24,246,129
Shares issued to holders in
reinvestment of dividends	228,447	230,635
Shares redeemed	(3,503,806)	(5,239,430)
Net increase	10,807,493	19,237,334
Shares outstanding:
Beginning of period	34,822,848	15,585,514
End of period	45,630,341	34,822,848

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the six-months ended November 30, 2010, were $501,052,738 and $98,981,840 respectively.

4. Income Taxes

The cost of investments differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The distributions of $22,589,672 and $27,261,292 paid during the years ended May 31, 2010 and 2009, respectively, were classified as ordinary for income tax purposes. Distributions of $701 and $56,465,215 paid during the years ended May 31, 2010 and 2009, respectively were classified as long term capital gain for income tax purposes.

At May 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,257,277,536
Gross unrealized appreciation	407,376,043
Gross unrealized depreciation	(71,339,917)
Net unrealized appreciation	336,036,126
Undistributed ordinary income	3,963,663
Undistributed long-term capital gain	—
Total distributable earnings	3,963,663
Other accumulated losses	(116,022,926)
Total accumulated gains	$223,976,863

As of May 31, 2010, the Fund deferred on a tax basis, post-October losses of $0.

At May 31, 2010, the Fund had tax basis capital losses of $116,022,926 which may be used to offset future capital gains. These carryforwards expire on May 31, 2018.

5. Line of Credit

The Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement runs through December 20, 2010. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. As of November 30, 2010,the rate on the Fund’s line of credit was 2.75% . For the six months ended November 30, 2010, the average borrowings and interest rate were $287,984 and 2.75% respectively. The August 30, 2010 balance of $12,211,000 was the maximum borrowing for the six months ended November 30, 2010. The Fund incurred interest expense of $5,054 during the reporting period.

6. Investment Advisory Agreement

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attibutable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to

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the Jensen Portfolio

Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

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the Jensen Portfolio

Expense Example – November 30, 2010 (Unaudited)

As a shareholder of The Jensen Portfolio (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (June 1, 2010 – November 30, 2010).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

The Jensen Portfolio–Class J

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2010	NOVEMBER 30, 2010	JUNE 1, 2010 – NOVEMBER 30, 2010
Actual	$1,000.00	$1,080.10	$4.87
Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	4.73

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

The Jensen Portfolio–Class R

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2010	NOVEMBER 30, 2010	JUNE 1, 2010 – NOVEMBER 30, 2010
Actual	$1,000.00	$1,078.90	$5.78
Hypothetical (5% annual return before expenses)	1,000.00	1,019.50	5.62

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

The Jensen Portfolio–Class I

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2010	NOVEMBER 30, 2010	JUNE 1, 2010 – NOVEMBER 30, 2010
Actual	$1,000.00	$1,081.90	$3.16
Hypothetical (5% annual return before expenses)	1,000.00	1,022.04	3.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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the Jensen Portfolio

Additional Information (Unaudited)

1. INVESTMENT ADVISORY AGREEMENT DISCLOSURE

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Existing Agreement and whether to approve the New Agreement, the Board of Directors (the “Board”), including the Fund’s independent directors (“Independent Directors”), conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Fund’s existing investment advisory agreement with the Advisor (“Existing Agreement”) and the approval of the new investment advisory agreement with the Advisor (“New Agreement”).

The entire Board first met on January 20, 2010 to consider the planned retirement of Robert Millen and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations. The entire Board met again on April 28, 2010 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement. After the April 28 meeting, the Independent Directors met separately with their legal counsel to consider the information provided by the Adviser and identify additional information they needed to evaluate the Existing Agreement and the New Agreement. The entire Board then met again on July 21, 2010 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement. During those meetings, the Board considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each Director.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement. The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the proposed changes in the Adviser’s ownership and management and the potential impact on the Fund and the Adviser. The Board considered the Adviser’s business continuity plans, its organizational and ownership structure, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance

The Board examined the investment performance of the Fund compared to the S&P 500 Index and Russell 1000 Growth Index and to the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories. Performance over one-, three-, five- and ten-year periods for the Fund was provided. The Board noted the favorable performance of the Fund for the three-, five- and ten-year periods compared to its relevant securities indices and comparable categories.

The Board observed that the Adviser appeared to have adhered to its strict investment discipline. They noted that the Adviser’s disciplined approach helped the Fund to be better positioned to weather the significant decline in the market in 2008 and early 2009. As a result of these and other factors, the Board concluded that the long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio

The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category. The Board noted that the Fund’s advisory fee of 0.50% continued to be below the median and the average for its category at similar asset levels, excluding passively managed funds and funds that have no share classes that are offered to retail investors. The Board also noted that the Fund is a single fund (as opposed to one of a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high

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the Jensen Portfolio

service component for shareholders. The Board also noted that the advisory fee rate for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of existing institutional clients where the Adviser believes the competitive market required a lower fee, the Adviser charges its separate accounts a minimum of 0.50%. In addition, the Board noted that the Adviser’s recently revised fee schedule for separate accounts provides for a minimum fee of 0.50% for individual investors and 0.45% for institutional investors.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was higher than the median and average of all funds with comparable net assets in its Lipper category but also noted that, when compared to retail class shares of actively managed funds, the Fund’s expense ratio was lower than the median and the average. Compared to retail class shares of actively managed funds in the Fund’s Morningstar category, the Board noted that the Fund’s expense ratio was below the average. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. The Board acknowledged that, with the payment by the Fund of the sub transfer agency recordkeeping and shareholder servicing expenses and fees for certain of the Fund’s omnibus accounts (“Sub TA Fees”), the Fund’s expense ratio had increased during the past year, and was expected to increase further, but remain lower than the Lipper and Morningstar averages for retail-class shares of actively managed funds. In addition, the Board acknowledged that although under the New Agreement the Fund would be authorized to pay, subject to prior approval of the Board, certain costs of the Fund’s Compliance Personnel now paid by the Adviser, such costs were not expected to increase materially the Fund’s expense ratio. Otherwise, the Board noted, the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser

The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2009 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. Even after adjustments for certain marketing revenues and expenses were made, it appeared that the Adviser’s pre-tax profit was higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms. It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser had paid certain administrative expenses of the Fund and pays the cost of the Fund’s Chief Compliance Officer, though it noted that under the New Agreement the Fund would be authorized, subject to prior Board approval, to pay for certain costs of the Fund’s Compliance Personnel in the future. The Board also noted that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent eight years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits. In addition, the Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board noted, however, that when adjustments for certain marketing revenues and expenses were made, the profit margins were similar. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts and that economies of scale are realized with respect to managing one mutual fund compared to managing approximately 300 separate accounts. The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies. The Board noted that the Adviser’s profitability from the Fund for 2010 was projected to increase as a result of the higher asset levels of the Fund and the payment by the Fund of the Sub TA Fees, which began in October 2009. The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

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the Jensen Portfolio

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.92% for the fiscal year ended May 31, 2010, but was expected to increase with the payment by the Fund of the Sub TA Fees. Regarding the issue of breakpoints, although the Fund’s assets increased during the past year, the Board observed from the data presented that many comparable funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset level as the current asset level of the Fund. Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time, but determined to reexamine the issue as Fund assets increase.

Other Benefits

The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and had recently started a new fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations

The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 21, 2010 (i) to renew the Existing Agreement for a one-year period until July 31, 2011 and (ii) to approve the New Agreement and recommend that shareholders approve the New Agreement.

2. RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of The Jensen Portfolio, Inc. (the “Fund”) was held on November 10, 2010 (the “Special Meeting”) at the offices of Jensen Investment Management, Inc., the investment adviser to the Fund (the “Adviser”). As of the record date, September 1, 2010, there were 116,744,522 shares issued and outstanding and entitled to vote at the Special Meeting. A total of 73,694,740 shares were present in person or by proxy at the Special Meeting.

The purpose of the meeting was to consider and act upon the following proposals:

1.) To approve a new Investment Advisory Agreement between Jensen Investment Management and the Fund, on behalf of the Fund

2.) To elect a Board of Directors of the Fund, to consist of the following six individuals:

     (1) Roger A. Cooke
     (2) Robert E. Harold
     (3) Gary W. Hibler
     (4) Val E. Jensen
     (5) Thomas L. Thomsen, Jr.
     (6) Kenneth Thrasher

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the Jensen Portfolio

The tabulation of the shareholder votes rendered the following results (in shares):

Proposal		For	Against	Abstain
1.1	To Approve and Investment Advisory Agreement	52,765,385	567,653	929,921
2.1	Roger A. Cooke	72,354,939	—	1,339,801
2.2	Robert E. Harold	72,322,395	—	1,373,341
2.3	Gary W. Hibler	67,531,774	—	6,163,961
2.4	Val E. Jensen	72,215,206	—	1,480,529
2.5	Thomas L. Thomsen, Jr.	72,308,865	—	1,386,870
2.6	Kenneth Thrasher	72,353,018	—	1,342,718

Accordingly, the proposals were approved by the Fund’s shareholders.

3. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2010.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.18% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

4. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC‘s website at www.sec.gov.

5. PORTFOLIO HOLDINGS

The Jensen Portfolio will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund‘s Form N-Q will be available on the EDGAR database on the SEC‘s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC‘s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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6. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS

Independent Directors

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Roger A. Cooke J.D. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., an investment casting and forging company, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold C.P.A. (Retired) The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1	Director of St. Mary‘s Academy, a non-profit high school (2000 – present); Director of Laika, Inc. (formerly Will Vinton Studios), an animation studio (2002 – present); Director of The Sisters of the Holy Names Foundation (2004 – present). Director of the Holy Names Heritage Center (2007 – present).

22

the Jensen Portfolio

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Thomas L. Thomsen, Jr. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

DIRECTOR EMERITUS

Louis B. Perry, Ph.D The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1918	Director Emeritus	Indefinite Term; Served since inception (at times as Director Emeritus).	Retired	1	None

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the Jensen Portfolio

Interested Directors and Officers

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Val E. Jensen* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004).	1	None

Gary W. Hibler, Ph.D.* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President	1 Year Term; Served since February 2007.	President of Jensen Investment Management, Inc. (February 2007 – present); Director of Operations of Jensen Investment Management, Inc. (2004 – February 2007); General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1998 – 1999).	N/A	N/A

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President	1 Year Term; Served since July 1993.	Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

24

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Robert G. Millen* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Vice President and Secretary	1 Year Term; Served as Vice President from July 2001 to March 2002 and since June 2005; Served as Secretary since March 2002.	Vice President and Director (2000 – February 2007) and Chairman and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President of Principal Financial Group, an insurance company (1997 – 2000).	N/A	N/A

Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Director of Finance and Chief Compliance Officer (2003 – February 2007) and Vice President, Treasurer and Chief Compliance Officer, and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

25

the Jensen Portfolio – J Shares
I Shares
R Shares

Jensen Investment Management®

Investment Adviser

Fund Administrator, Transfer Agent, and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Legal Counsel

Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, OH 44145

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	February 3, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	February 3, 2011

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	February 3, 2011

* Print the name and title of each signing officer under his or her signature.

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